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                                                                   Exhibit 10.40

                           LOAN AND SECURITY AGREEMENT
                                   (EQUIPMENT)

                          DATED AS OF SEPTEMBER 6, 2002

                                     BETWEEN

                             CANCERVAX CORPORATION,
                             A DELAWARE CORPORATION

                                 AS "BORROWER",

                                       AND

                      VENTURE LENDING & LEASING III, INC.,
                             A MARYLAND CORPORATION

                                   AS "LENDER"

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                           LOAN AND SECURITY AGREEMENT
                                   (EQUIPMENT)

         The Borrower and Lender identified on the cover page of this document have entered or anticipate entering into one or more transactions pursuant to which Lender agrees to make available to Borrower a loan facility governed by the terms and conditions set forth in this document and one or more Supplements executed by Borrower and Lender which incorporate this document by reference. Each Supplement constitutes a supplement to and forms part of this document, and will be read and construed as one with this document, so that this document and the Supplement constitute a single agreement between the parties (collectively referred to as this "Agreement").

         Accordingly, the parties agree as follows:

ARTICLE 1 - INTERPRETATION

         1.1 DEFINITIONS. The terms defined in Article 10 and in the Supplement will have the meanings therein specified for purposes of this Agreement.

         1.2 INCONSISTENCY. In the event of any inconsistency between the provisions of any Supplement and this document, the provisions of the Supplement will be controlling for the purpose of all relevant transactions.

ARTICLE 2 - THE COMMITMENT AND LOANS

         2.1 THE COMMITMENT. Subject to the terms and conditions of this Agreement, Lender agrees to make term loans to Borrower from time to time from the Closing Date and to, but not including, the Termination Date in an aggregate principal amount not exceeding the Commitment, for the purpose of financing the acquisition or carrying of certain Equipment and Soft Costs. The Commitment is not a revolving credit commitment, and Borrower does not have the right to repay and reborrow hereunder; provided, however, that Borrower may prepay the Loans on the terms set forth in the Supplement. Each Loan requested by Borrower to be made on a single Business Day shall be for a minimum principal amount set forth in the Supplement, except to the extent the remaining Commitment is a lesser amount.

         2.2 NOTES EVIDENCING LOANS; REPAYMENT. Each Loan shall be evidenced by a separate Note payable to the order of Lender, in the total principal amount of the Loan. Principal and interest of each Loan shall be payable at the times and in the manner set forth in the Note and regularly scheduled payments thereof and each Terminal Payment shall be effected by automatic debit of the appropriate funds from Borrower's Primary Operating Account as specified in the Supplement hereto.

         2.3 PROCEDURES FOR BORROWING.

         (a) Borrower shall give Lender, at least five (5) Business Days' prior to a proposed Borrowing Date, written notice of any request for borrowing hereunder (a "Borrowing Request"). Each Borrowing Request shall be in substantially the form of Exhibit "B" to the Supplement, shall be executed by either the chief executive officer or the chief financial officer of Borrower, and shall state how much is requested, and shall be accompanied by such other information and documentation as Lender may reasonably request.

         (b) No later than 1:00 p.m. Pacific Standard Time on the Borrowing Date, if Borrower has satisfied the conditions precedent in Article 4, Lender shall make the Loan available to Borrower in immediately available funds.

         2.4 INTEREST. Basic Interest on the outstanding principal balance of each Loan shall accrue daily at the Designated Rate from the Borrowing Date until the Maturity Date. Subject to Section 2.7 hereof, if the outstanding principal balance of such Loan is not paid on the Maturity Date, interest shall accrue at the Default Rate until paid in full, as further set forth herein.

         2.5 TERMINAL PAYMENT. Borrower shall pay the Terminal Payment, if any, with respect to each Loan on the Maturity Date of such Loan.

         2.6 INTEREST RATE CALCULATION. Basic Interest, along with charges and fees under this Agreement and any Loan Document, shall be calculated for actual days elapsed on the basis of a 360-day year, which results in higher interest, charge or fee payments than if a 365-day year were used. In no event shall Borrower be obligated to pay Lender interest, charges or fees at a rate in excess of the highest rate permitted by applicable law from time to time in effect.

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         2.7 DEFAULT INTEREST. Any unpaid payments of principal or interest or the Terminal Payment with respect to any Loan (the failure by Borrower to make any such payments being referred to herein, collectively, as a "Payment Default") shall bear interest from their respective maturities, whether scheduled or accelerated, at the Designated Rate for such Loan plus five percent (5.00%) per annum, until paid in full, whether before or after judgment (the "Default Rate"). Borrower shall pay such interest on demand. Notwithstanding the foregoing, in the event of a Payment Default resulting solely from the technical malfunction of the ACH transfer through no fault of the Borrower (and not for any other reason, including without limitation, insufficient funds) then, in such event, Lender shall provide Borrower notice of the same and Borrower shall have three (3) Business Days from the receipt of such notice to cure the Payment Default before interest will begin to accrue at the Default Rate.

         2.8 LATE CHARGES. If Borrower is late in making any payment of principal or interest or Terminal Payment under this Agreement by more than five
(5) days, Borrower agrees to pay a late charge of five percent (5%) of the installment due, but not less than fifty dollars ($50.00) for any one such delinquent payment; provided, however, that Lender agrees that a technical malfunction of the ACH transfer will not give rise to the imposition of the foregoing late charge. This late charge may be charged by Lender for the purpose of defraying the expenses incidental to the handling of such delinquent amounts. Borrower acknowledges that such late charge represents a reasonable sum considering all of the circumstances existing on the date of this Agreement and represents a fair and reasonable estimate of the costs that will be sustained by Lender due to the failure of Borrower to make timely payments. Borrower further agrees that proof of actual damages would be costly and inconvenient. Such late charge shall be paid without prejudice to the right of Lender to collect any other amounts provided to be paid or to declare a default under this Agreement or any of the other Loan Documents or from exercising any other rights and remedies of Lender.

         2.9 LENDER'S RECORDS. Principal, Basic Interest, Terminal Payments and all other sums owed under any Loan Document shall be evidenced by entries in records maintained by Lender for such purpose. Each payment on and any other credits with respect to principal, Basic Interest, Terminal Payments and all other sums outstanding under any Loan Document shall be evidenced by entries in such records. Absent manifest error, Lender's records shall be conclusive evidence thereof.

         2.10 GRANT OF SECURITY INTERESTS; FILING OF FINANCING STATEMENTS.

                  (a) To secure the timely payment and performance of all of Borrower's Obligations to Lender, Borrower hereby grants to Lender continuing security interests in all of the Collateral. In connection with the foregoing, Borrower authorizes Lender to prepare and file any financing statements describing the Collateral without otherwise obtaining the Borrower's signature or consent with respect to the filing of such financing statements.

                  (b) Borrower is and shall remain absolutely and unconditionally liable for the performance of its obligations under the Loan Documents, including, without limitation, any deficiency by reason of the failure of the Collateral to satisfy all amounts due Lender under any of the Loan Documents.

                  (c) All Collateral pledged by Borrower under this Agreement and any Supplement shall secure the timely payment and performance of all Obligations under this Agreement, the Notes and the other Loan Documents. Except as expressly provided in this Agreement, no Collateral pledged under this Agreement or any Supplement shall be released until such time as all Obligations under this Agreement and the other Loan Documents have been satisfied and paid in full.

ARTICLE 3 - REPRESENTATIONS AND WARRANTIES

         Borrower represents and warrants that, except as set forth in the Supplement or on the Schedule of Exceptions attached hereto as Exhibit "A", as of the Closing Date and each Borrowing Date:

         3.1 DUE ORGANIZATION. Borrower is a corporation duly organized and validly existing in good standing under the laws of the jurisdiction of its incorporation, and is duly qualified to conduct business and is in good standing in each other jurisdiction in which its business is conducted or its properties are located, except where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect.

         3.2 AUTHORIZATION, VALIDITY AND ENFORCEABILITY. The execution, delivery and performance of all Loan Documents executed by Borrower are within

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Borrower's powers, have been duly authorized, and are not in conflict with
Borrower's certificate of incorporation or by-laws, or the terms of any charter or other organizational document of Borrower, as amended from time to time; and all such Loan Documents constitute valid and binding obligations of Borrower, enforceable in accordance with their terms (except as may be limited by bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights in general, and subject to general principles of equity).

         3.3 COMPLIANCE WITH APPLICABLE LAWS. Borrower has complied with all licensing, permit and fictitious name requirements necessary to lawfully conduct the business in which it is engaged, and to any sales, leases or the furnishing of services by Borrower, including without limitation those requiring consumer or other disclosures, the noncompliance with which would have a Material Adverse Effect.

         3.4 NO CONFLICT. The execution, delivery, and performance by Borrower of all Loan Documents are not in conflict with any law, rule, regulation, order or directive, or any indenture, agreement, or undertaking to which Borrower is a party or by which Borrower may be bound or affected.

         3.5 NO LITIGATION, CLAIMS OR PROCEEDINGS. There is no litigation, tax claim, proceeding or dispute pending, or, to the knowledge of Borrower, threatened against or affecting Borrower or its property.

         3.6 CORRECTNESS OF FINANCIAL STATEMENTS. Borrower's March 31, 2002 and December 31, 2001 financial statements which have been delivered to Lender fairly and accurately reflect in all material respects Borrower's financial condition in accordance with GAAP as of the date of such financial statements, except that the unaudited financial statements may not contain all footnotes required by GAAP and are subject to normal year-end adjustments; and, since March 31, 2002 there has been no Material Adverse Change.

         3.7 NO SUBSIDIARIES. Borrower is not a majority owner of or in a control relationship with any other business entity.

         3.8 ENVIRONMENTAL MATTERS. To the knowledge of Borrower, Borrower is in compliance with all Environmental Laws applicable to its business operations and materials handled therein, except to the extent a failure to be in such compliance could not reasonably be expected to have a Material Adverse Effect on Borrower's operations, properties or financial condition.

         3.9 NO EVENT OF DEFAULT. No Default or Event of Default has occurred and is continuing.

         3.10 FULL DISCLOSURE. None of the representations or warranties made by Borrower in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of Borrower in connection with the Loan Documents (including disclosure materials delivered by or on behalf of Borrower to Lender prior to the Closing Date), contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.

         3.11 SPECIFIC REPRESENTATIONS REGARDING COLLATERAL.

         (a) TITLE. Except for the security interests created or contemplated by this Agreement and Permitted Liens, (i) Borrower is and will be the unconditional legal and beneficial owner of the Collateral, and (ii) the Collateral is genuine and subject to no Liens, rights or defenses of others.

         (b) LOCATION OF COLLATERAL. Borrower's chief executive office, Records, Equipment, and any other offices or places of business are located at the address(es) shown on the Supplement.

         (c) BUSINESS NAMES. Other than its full corporate name, Borrower has not conducted business using any trade names or fictitious business names except as shown on the Supplement.

         3.12 COPYRIGHTS, PATENTS, TRADEMARKS AND LICENSES.

         (a) To Borrower's knowledge, Borrower owns or is licensed or otherwise has the right to use all of the patents, trademarks, service marks, trade names, copyrights, contractual franchises, authorizations and other similar rights that are reasonably necessary for the operation of its business, without conflict with the rights of any other Person.

         (b) To Borrower's knowledge, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or

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now contemplated to be employed, by Borrower infringes upon any rights held by any other Person.

         (c) No claim or litigation regarding any of the foregoing is pending or, to Borrower's knowledge, threatened, and no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or proposed which, in either case, could reasonably be expected to have a Material Adverse Effect.

         3.13 SURVIVAL. The representations and warranties of Borrower as set forth in this Agreement survive the execution and delivery of this Agreement.

ARTICLE 4 - CONDITIONS PRECEDENT

         4.1 CONDITIONS TO FIRST LOAN. The obligation of Lender to make its first Loan hereunder is, in addition to the conditions precedent specified in
Section 4.2, subject to the fulfillment of the following conditions and to the receipt by Lender of the documents described below, duly executed and in form and substance reasonably satisfactory to Lender and its counsel:

         (a) RESOLUTIONS. A certified copy of the resolutions of the Board of Directors of Borrower authorizing the execution, delivery and performance by Borrower of the Loan Documents.

         (b) INCUMBENCY AND SIGNATURES. A certificate of the secretary of Borrower certifying the names of the officer or officers of Borrower authorized to sign the Loan Documents, together with a sample of the true signature of each such officer.

         (c) LEGAL OPINION. The opinion of legal counsel for Borrower in substantially the form of Exhibit "E" attached to the Supplement.

         (d) CERTIFICATE AND BY-LAWS. Certified copies of the Certificate of Incorporation and By-Laws of Borrower, as amended through the Closing Date.

         (e) THIS AGREEMENT. A counterpart of this Agreement and an initial Supplement, with all schedules completed and attached thereto, and disclosing such information as is reasonably acceptable to Lender.

         (f) FINANCING STATEMENTS. Filing copies (or other evidence of filing satisfactory to Lender and its counsel) of such Uniform Commercial Code financing statements, collateral assignments and termination statements, with respect to the Collateral as Lender shall request.

         (g) LIEN SEARCHES. Uniform Commercial Code lien, judgment, bankruptcy and tax lien searches of Borrower from such jurisdictions or offices as Lender may reasonably request, all as of a date reasonably satisfactory to Lender and its counsel.

         (h) GOOD STANDING CERTIFICATE. A Certificate of status or good standing of Borrower as of a date acceptable to Lender from the jurisdiction of Borrower's organization and any foreign jurisdictions where Borrower is qualified to do business.

         (i) WARRANT AGREEMENT AND INCIDENTAL REGISTRATION RIGHTS AGREEMENT. A Warrant Agreement substantially in the form of Exhibit "D-1" attached to the Supplement entered into between Borrower and Lender (or its designee) exercisable for such number, type and class of shares of Borrower's capital stock, and for an initial exercise price as is specified in the Supplement and an Incidental Registration Rights Agreement in substantially the form of Exhibit "D-2" attached to the Supplement entered into between Borrower and Lender (or its designee) providing for the registration rights set forth therein.

         4.2 CONDITIONS TO ALL LOANS. The obligation of Lender to make its initial Loan and each subsequent Loan is subject to the following further conditions precedent that:

         (a) NO DEFAULT. No Default or Event of Default has occurred and is continuing or will result from the making of any such Loan, and the representations and warranties of Borrower contained in Article 3 of this Agreement are true and correct as of the Borrowing Date of such Loan.

         (b) NO MATERIAL ADVERSE EFFECT. No event that has had or could reasonably be expected to have a Material Adverse Effect has occurred.

         (c) BORROWING REQUEST. Borrower shall have delivered to Lender a Borrowing Request for such Loan.

         (d) NOTE. Borrower shall have delivered an executed Note evidencing such Loan, substantially in the form of Exhibit "A" attached to the Supplement.

         (e) SUPPLEMENTAL LIEN FILINGS. Borrower shall have executed and delivered such amendments or supplements to this Agreement and such financing

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statements as Lender may reasonably request in connection with the proposed
Loan, in order to create or perfect or to maintain the perfection of Lender's Liens on the Collateral.

         (f) VCOC LIMITATION. Lender shall not be obligated to make any Loan under its Commitment if at the time of or after giving effect to the proposed Loan Lender would no longer qualify as: (A) a "venture capital operating company" under U.S. Department of Labor Regulations Section 2510.3-101(d), Title 29 of the Code of Federal Regulations, as amended; and (B) a "business development company" under the provisions of federal Investment Company Act of 1940, as amended; and (C) a "regulated investment company" under the provisions of the Internal Revenue Code of 1986, as amended (together, the "Qualifications"). Lender represents that it is so qualified as of the Closing Date and has no reason to believe it will not remain so qualified, and agrees to use its best efforts to remain so qualified, as necessary. Lender also represents that the transactions contemplated by this Agreement, and the issuance of the Warrant, are permitted transactions for business development companies under the 1940 Act and for venture capital operating companies under the Labor Regulations. In the event Lender fails to satisfy the Qualifications and as a result thereof fails to fund any Loan, then Lender shall promptly refund to Borrower the pro rata portion of the (i) commitment fee previously paid by Borrower to Lender in connection with this Agreement and (ii) the securities issuable pursuant to the Warrant Agreement, which reflects all remaining Loans that will no longer be advanced by Lender as a result of Lender's failure to satisfy the Qualifications.

         (g) FINANCIAL PROJECTIONS. Borrower shall have delivered to Lender Borrower's financial projections as most recently approved by Borrower's Board of Directors.

         (h) PAYMENT OF FEES. Borrower shall have paid all fees and expenses then due to Lender, including a documentation fee of $7,500.00. Such documentation fee is exclusive of corporate and lien search, and filing fees disbursed by Lender. The documentation fee shall be applied against the total amount of Lender's reasonable attorney's fees, costs and expenses incurred in connection with the preparation and negotiation of the Loan Documents pursuant to Section 9.8(a) of this Agreement.

ARTICLE 5 - AFFIRMATIVE COVENANTS

         During the term of this Agreement and until its performance of all obligations to Lender, Borrower will:

         5.1 NOTICE TO LENDER. Promptly give written notice to Lender of:

         (a) Any litigation or administrative or regulatory proceeding affecting Borrower where the amount claimed against Borrower is at the Threshold Amount or more, or where the granting of the relief requested could have a Material Adverse Effect.

         (b) Any substantial dispute which may exist between Borrower or any governmental or regulatory authority, where such dispute could have a Material Adverse Effect.

         (c) The occurrence of any Default or any Event of Default.

         (d) Any change in the location of any of Borrower's places of business or Collateral at least thirty (30) days in advance of such change, or of the establishment of any new, or the discontinuance of any existing, place of business.

         (e) Any dispute or default by Borrower or any other party under any joint venture, partnering, distribution, cross-licensing, strategic alliance, collaborative research or manufacturing, license or similar agreement which could reasonably be expected to have a Material Adverse Effect.

         (f) Any other matter which has resulted or might reasonably result in a Material Adverse Change.

         5.2 FINANCIAL STATEMENTS. Deliver to Lender or cause to be delivered to Lender, in form and detail satisfactory to Lender the following financial information, which Borrower warrants shall be accurate and complete in all material respects:

         (a) MONTHLY FINANCIAL STATEMENTS. As soon as available but no later than forty-five (45) days after the end of each month, Borrower's balance sheet as of the end of such period, and Borrower's income statement for such period and for that portion of Borrower's financial reporting year ending with such period, prepared in accordance with GAAP, except that such interim financial statements may not contain all footnotes required by GAAP and are subject to normal year-end adjustments, and attested by the chief financial officer of Borrower as being complete and correct and fairly presenting Borrower's financial condition and the results of Borrower's operations.

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After a Qualified Public Offering, Borrower shall have no obligation to deliver such monthly financial statements; provided, however, that as soon as available but not later than forty-five (45) days after the end of each of the first three
(3) quarters of each fiscal year of Borrower and for the quarter-annual fiscal period then ended, Borrower shall deliver financial statements for such periods prepared on the same basis as the monthly financial statements.

         (b) YEAR-END FINANCIAL STATEMENTS. As soon as available but no later than one hundred twenty (120) days after and as of the end of each financial reporting year, a complete copy of Borrower's audit report, which shall include balance sheet, income statement, statement of changes in equity and statement of cash flows for such year, prepared in accordance with GAAP and certified by an independent certified public accountant selected by Borrower and reasonably satisfactory to Lender (the "Accountant"). The Accountant's certification shall not be qualified or limited due to a restricted or limited examination by the Accountant of any material portion of Borrower's records or otherwise.

         (c) COMPLIANCE CERTIFICATES. Simultaneously with the delivery of each set of financial statements referred to in paragraphs (a) and (b) above, a certificate of the chief financial officer or chief executive officer of Borrower substantially in the form of Exhibit "C" to the Supplement stating whether any Default or Event of Default exists on the date of such certificate, and if so, setting forth the details thereof and the action which Borrower is taking or proposes to take with respect thereto.

         (d) GOVERNMENT REQUIRED REPORTS; PRESS RELEASES. Promptly after sending, issuing, making available, or filing, copies of all statements released to any news media for publication, all reports, proxy statements, and financial statements that Borrower sends or makes available to its stockholders, and, not later than five (5) days after actual filing or the date such filing was first due, all registration statements and reports that Borrower files or is required to file with the Securities and Exchange Commission.

         (e) OTHER INFORMATION. Such other statements, lists of property and accounts, budgets, forecasts, reports, or other information as Lender may from time to time reasonably request; provided, however, that after a Qualified Public Offering, Lender's right to obtain such information shall be subject to applicable law. In connection with the foregoing, Lender shall make no disclosure of confidential information furnished to it by Borrower or any of its subsidiaries unless such information shall have become public (unless such information has become public as a result of a violation of this Agreement), except (i) to legal counsel and accountants for Lender, as applicable, or any assignee, (ii) to other professional advisors to Lender, as applicable, or any assignee, provided that they have entered into a comparable confidentiality agreement in favor of Borrower and have delivered a copy to Borrower, (iii) to the subsidiaries or affiliates of Lender in connection with their present or prospective business relations with Borrower, provided that they have entered into a comparable confidentiality agreement in favor of Borrower and have delivered a copy to Borrower, (iv) to prospective assignees, transferees or purchasers of any interest in the Loans, provided that they have entered into a comparable confidentiality agreement in favor of Borrower and have delivered a copy to Borrower, (v) as required by law, regulation, rule or order, subpoena, judicial order or similar order, or (vi) as may reasonable be necessary in connection with Lender's exercise of any remedies hereunder. Lender acknowledges that it is aware that federal and state securities laws prohibit any person who has material non-public information about an issuer from purchasing or selling securities of such issuer or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.

         5.3 MANAGERIAL ASSISTANCE FROM LENDER. Permit Lender to substantially participate in, and substantially influence the conduct of management of Borrower through the exercise of "management rights," as that term is defined in 29 C.F.R. Section 2510.3-101(d), including without limitation the following rights:

         (a) Borrower agrees that (i) it will make its officers available during normal business hours on reasonable advance notice for Lender to consult with and advise as to the conduct of Borrower's business, its equipment and financing plans, and its financial condition and prospects and (ii) Lender shall have the right to inspect Borrower's books, records, facilities and properties at reasonable times during normal business hours on reasonable advance notice, it being the intention of the parties that Lender shall be entitled through such rights, inter alia, to furnish "significant managerial assistance", as defined in Section 2(a)(47) of the Investment Company Act of 1940, to Borrower.

         (b) Without limiting the generality of (a) above, upon the occurrence of any Default or Event of Default, if Lender reasonably believes that financial or

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other developments affecting Borrower have impaired or are likely to impair
Borrower's ability to perform its obligations under this Agreement, permit Lender reasonable access to Borrower's management and/or Board of Directors and opportunity to present Lender's views with respect to such developments.

Lender shall cooperate with Borrower to ensure that the exercise of Lender's rights shall not disrupt the business of Borrower. The rights enumerated above shall not be construed as giving Lender control over Borrower's management or policies.

         5.4 EXISTENCE. Subject to the provisions of Section 6.2, maintain and preserve Borrower's existence, present corporate form of business, and all rights and privileges necessary or desirable in the normal course of its business; and keep all Borrower's property in good working order and condition, ordinary wear and tear excepted.

         5.5 INSURANCE. Obtain and keep in force insurance in such amounts and types as is usual in the type of business conducted by Borrower, with insurance carriers having a policyholder rating of not less than "A" and financial category rating of Class VII in "Best's Insurance Guide," unless otherwise approved by Lender. Such insurance policies must be in form and substance satisfactory to Lender, and shall list Lender as an additional insured or loss payee, as applicable, on endorsement(s) in form reasonably acceptable to Lender. Borrower shall furnish to Lender such endorsements, and upon Lender's request, copies of any or all such policies.

         5.6 ACCOUNTING RECORDS. Maintain adequate books, accounts and records, and prepare all financial statements in accordance with GAAP, except that any unaudited financial statements may not contain all footnotes required by GAAP and are subject to normal year-end adjustments, and in compliance with the regulations of any governmental or regulatory authority having jurisdiction over Borrower or Borrower's business; and permit employees or agents of Lender at such reasonable times as Lender may request, at Lender's expense unless an Event of Default has occurred and is continuing, in which case, at Borrower's expense, to inspect Borrower's properties, and to examine, and make copies and memoranda of Borrower's books, accounts and records.

         5.7 COMPLIANCE WITH LAWS. Comply with all laws (including Environmental
Laws), rules, regulations applicable to, and all orders and directives of any governmental or regulatory authority having jurisdiction over, Borrower or Borrower's business, and with all material agreements to which Borrower is a party, except where the failure to so comply would not have a Material Adverse Effect.

         5.8 TAXES AND OTHER LIABILITIES. Pay all Borrower's Indebtedness when due; pay all taxes and other governmental or regulatory assessments before delinquency or before any penalty attaches thereto, except as may be contested in good faith by the appropriate procedures and for which Borrower shall maintain appropriate reserves; and timely file all required tax returns.

         5.9 SPECIAL COLLATERAL COVENANTS.

         (a) MAINTENANCE OF COLLATERAL; INSPECTION. Do all things reasonably necessary to maintain, preserve, protect and keep all Collateral in good working order and salable condition, ordinary wear and tear excepted, deal with the Collateral in all ways as are considered good practice by owners of like property, and use the Collateral lawfully and, to the extent applicable, only as permitted by Borrower's insurance policies. Maintain, or cause to be maintained, complete and accurate Records relating to the Collateral. Upon reasonable prior notice at reasonable times during normal business hours, Borrower hereby authorizes Lender's officers, employees, representatives and agents to inspect the Collateral and to discuss the Collateral and the Records relating thereto with Borrower's officers and employees.

         (b) FINANCING STATEMENTS AND OTHER ACTIONS. Execute and deliver to Lender all financing statements, notices and other documents from time to time reasonably requested by Lender to maintain a first perfected security interest in the Collateral in favor of Lender; perform such other acts, and execute and deliver to Lender such additional conveyances, assignments, agreements and instruments, as Lender may at any time reasonably request in connection with the administration and enforcement of this Agreement or Lender's rights, powers and remedies hereunder.

         (c) LIENS. Not create, incur, assume or permit to exist any Lien or grant any other Person a negative pledge on any Collateral, except Permitted Liens on the Collateral.

         (d) DOCUMENTS OF TITLE. Not sign or authorize the signing of any financing statement or other document naming Borrower as debtor or obligor, or acquiesce or cooperate in the issuance of any bill of lading, warehouse receipt or other document or instrument of title with respect to any Collateral, except those negotiated to Lender, or those naming Lender as secured party.

         (e) CHANGE IN LOCATION OR NAME. Without at least 30 days' prior written notice to Lender: (a) not relocate any Collateral or Records, its chief executive office, or establish a place of business at any location other than as specified in the Supplement; and (b) not change its name, mailing address, location of Collateral, or its legal structure.

         (f) DECALS, MARKINGS. At the request and expense of Lender, use its reasonable best efforts to firmly affix a decal, stencil or other marking to designated items of Equipment, indicating thereon the security interest of Lender.

         (g) AGREEMENT WITH REAL PROPERTY OWNER/LANDLORD. Borrower shall use its reasonable best efforts to obtain and maintain such acknowledgments, consents, waivers and agreements from the owner, lienholder, mortgagee and landlord with respect to any real property on which Equipment is located as Lender may require, all in form and substance satisfactory to Lender.

         5.10 AUTHORIZATION FOR AUTOMATED CLEARINGHOUSE FUNDS TRANSFER. (i) Authorize Lender to initiate debit entries to Borrower's Primary Operating Account, specified in the Supplement hereto, through Automated Clearinghouse ("ACH") transfers, in order to satisfy regularly scheduled payments of principal, interest and Terminal Payments; (ii) provide Lender at least thirty
(30) days notice of any change in Borrower's Primary Operating Account; and
(iii) grant Lender any additional authorizations necessary to begin ACH debits from a new account which becomes the Primary Operating Account.

ARTICLE 6 - NEGATIVE COVENANTS

         During the term of this Agreement and until the performance of all obligations to Lender, Borrower will not (without Lender's prior written consent):

         6.1 DIVIDENDS. Except after a Qualified Public Offering, pay any dividends or purchase, redeem or otherwise acquire or make any other distribution with respect to any of Borrower's capital stock, except (a) dividends or other distributions solely of capital stock of Borrower, (b) so long as no Event of Default has occurred and is continuing, repurchases of stock from employees, officers and/or directors upon termination of employment under reverse vesting or similar repurchase plans, including without limitation, repurchases of stock from such employees, officers and/or directors who acquired such stock being repurchased by the prior payment of cash therefor, and (c) redemptions of Borrower's capital stock pursuant to the terms of the Certificate of Incorporation of Borrower and/or the First Amended and Restated Investors' Rights Agreement, as each of the same me be amended from time to time pursuant to the terms thereof.

         6.2 CHANGE OF CONTROL; CHANGES/MERGERS.

         (a) Permit any Person or two or more Persons (excluding (x) stockholders of the Borrower as of the Closing Date or (y) investors in a bona fide equity financing who were not stockholders of the Borrower as of the Closing Date) acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission) of fifty percent (50%) or more of the outstanding shares of voting stock of Borrower; or

         (b) Liquidate or dissolve; or enter into any consolidation, merger or other combination in which the stockholders of the Borrower immediately prior to the first such transaction own less than 50% of the voting stock of the Borrower immediately after giving effect to such transaction or related series of such transactions, except that Borrower may consolidate or merge so long as: (A) the entity that results from such merger or consolidation (the "Surviving Entity") shall have executed and delivered to Lender an agreement in form and substance reasonably satisfactory to Lender, containing an assumption by the Surviving Entity of the due and punctual payment and performance of all Obligations and performance and observance of each covenant and condition of Borrower in the Loan Documents; (B) all such obligations of the Surviving Entity to Lender shall be guaranteed by any entity that directly or indirectly owns or controls more than 50% of the voting stock of the Surviving Entity; (C) immediately after giving effect to such merger or consolidation, no Event of Default or, event which with the lapse of time or giving of notice or both, would result in an Event of Default shall have occurred and be continuing; and (D) the credit risk to Lender, in its sole discretion, of the Surviving Entity shall not be increased. In determining whether the proposed merger or consolidation would result in an increased credit risk, Lender may consider, among other things, changes in Borrower's management team, employee base, access to equity markets, venture capital support, financial position and/or disposition of intellectual property rights which may reasonably be anticipated as a result of the transaction.

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

         6.3 SALES OF ASSETS. Sell, transfer, lease, license or otherwise dispose of (a "Transfer") any of the Collateral except (a) Transfers constituting Permitted Liens; (b) Transfers of Inventory not constituting Equipment as to which a Loan was made hereunder; and (c) Transfers permitted in
Section 6.4 hereof.

         6.4 LOANS/INVESTMENTS. Make or suffer to exist any loans, guaranties, advances, or investments (collectively, "Investments"), except:

         (a) Accounts receivable in the ordinary course of Borrower's business;

         (b) Investments in domestic certificates of deposit issued by, and other domestic investments with, financial institutions organized under the laws of the United States or a state thereof, having One Hundred Million Dollars ($100,000,000) in capital and a rating of at least "investment grade" or "A" by Moody's or any successor rating agency;

         (c) Investments in marketable obligations of the United States of America and in open market commercial paper given the highest credit rating by a national credit agency and maturing not more than one year from the creation thereof;

         (d) Temporary advances to cover incidental expenses to be incurred in the ordinary course of business;

         (e) Investments in joint ventures, strategic alliances, licensing and similar arrangements customary in Borrower's industry and which do not require Borrower to transfer ownership of Collateral to such joint venture or other entity;

         (f) Investments in wholly-owned subsidiaries of the Borrower; or

         (g) Investments permitted under Borrower's Investment Policy (as amended from time to time), as such policy has been approved by Borrower's Board of Directors and a copy of which is attached hereto as Exhibit "B".

         6.5 TRANSACTIONS WITH RELATED PERSONS. Directly or indirectly enter into any transaction with or for the benefit of a Related Person on terms more favorable to the Related Person than would have been obtainable in an "arms' length" dealing.

         6.6 OTHER BUSINESS. Engage in any material line of business other than the biotechnology and biopharmaceuticals business.

         6.7 COMPLIANCE. Become an "investment company" or controlled by an "investment company," within the meaning of the Investment Company Act of 1940, or become principally engaged in, or undertake as one of its important activities, the business of extending credit for the purpose of purchasing or carrying margin stock, or use the proceeds of any Loan for such purpose. Fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur, fail to comply with the Federal Fair Labor Standards Act or violate any law or regulation, which violation could have a Material Adverse Effect or a material adverse effect on the Collateral or the priority of Lender's Lien on the Collateral, or permit any of its subsidiaries to do any of the foregoing.

ARTICLE 7 - EVENTS OF DEFAULT

         7.1 EVENTS OF DEFAULT; ACCELERATION. Upon the occurrence and during the continuation of any Default, the obligation of Lender to make any additional Loan shall be suspended. The occurrence of any of the following (each, an "Event of Default") shall terminate any obligation of Lender to make any additional Loan; and shall, at the option of Lender (1) make all sums of Basic Interest and principal, all Terminal Payments, and any Obligations and other amounts owing under any Loan Documents immediately due and payable without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor or any other notices or demands, and (2) give Lender the right to exercise any other right or remedy provided by contract or applicable law:

         (a) Borrower shall fail to pay any principal, interest or Terminal Payment under this Agreement or any Note, or fail to pay any fees or other charges when due under any Loan Document, and such failure continues for three
(3) Business Days or more after the same first becomes due; or an Event of Default as defined in any other Loan Document shall have occurred.

         (b) Any representation or warranty made, or financial statement, certificate or other document provided, by Borrower under any Loan Document shall prove to have been false or misleading in any material respect when made or deemed made herein.

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

         (c) Borrower shall fail to pay its debts generally as they become due or shall commence any Insolvency Proceeding with respect to itself; an involuntary Insolvency Proceeding shall be filed against Borrower, or a custodian, receiver, trustee, assignee for the benefit of creditors, or other similar official, shall be appointed to take possession, custody or control of the properties of Borrower, and such involuntary Insolvency Proceeding, petition or appointment is acquiesced to by Borrower or is not dismissed within sixty
(60) days; or the dissolution or termination of the business of Borrower.

         (d) Borrower shall be in default beyond any applicable period of grace or cure under any other agreement involving the borrowing of money, the purchase of property, the advance of credit or any other monetary liability of any kind to Lender or to any Person which results in the acceleration of payment of such obligation in an amount in excess of Two Hundred Fifty Thousand Dollars ($250,000).

         (e) Any governmental or regulatory authority shall take any judicial or administrative action, or any defined benefit pension plan maintained by Borrower shall have any unfunded liabilities, any of which, in the reasonable judgment of Lender, might have a Material Adverse Effect; provided, however, that the following administrative actions shall not constitute a "Material Adverse Effect" for purposes of this Section 7.1(e): (i) any administrative inspection or receipt of a report of observations (e.g., FDA form 483) or notice of violation following an administrative inspection of Borrower's facilities, operations or clinical trial activities by a regulatory authority; (ii) receipt of a warning letter or similar notice of violation of applicable laws or regulations; (iii) initiation of a voluntary or regulatory authority-initiated product recall, product retrieval, market withdrawal, product detention, or seizure; (iv) delay or denial of any request by Borrower for approval of a product, product license application, investigational new drug (IND) application, or the like; (v) the debarment or disqualification of any investigator, institution or institutional review board involved in any of Borrower's clinical trials; (vi) receipt of a request for information, clarification, or additional data fro any regulatory authority; or (vii) a company or regulatory agency-initiated hold or discontinuation of enrollment in any of Borrower's clinical trials.

         (f) Any sale, transfer or other disposition of all or a substantial or material part of the assets of Borrower, including without limitation to any trust or similar entity, shall occur.

         (g) Any judgment(s) singly or in the aggregate in excess of Two Hundred Fifty Thousand Dollars ($250,000) shall be entered against Borrower which remain unsatisfied, unvacated or unstayed pending appeal for thirty (30) or more days after entry thereof.

         (h) Intentionally Omitted.

         (i) Borrower shall fail to perform or observe any covenant contained in
Article 6 of this Agreement.

         (j) Borrower shall fail to observe any covenant contained in Section
5.9 of this Agreement.

         (k) Borrower shall fail to perform or observe any covenant contained in this Agreement or any other Loan Document (other than a covenant which is dealt with specifically elsewhere in this Article 7) and, if capable of being cured, the breach of such covenant is not cured within 30 days after the sooner to occur of Borrower's receipt of notice of such breach from Lender or the date on which such breach first becomes known to any officer of Borrower; provided, however that if such breach is not capable of being cured within such 30-day period and Borrower timely notifies Lender of such fact and Borrower diligently pursues such cure, then the cure period shall be extended to the date requested in Borrower's notice but in no event more than 90 days from the initial breach; provided, further, that such additional 60-day opportunity to cure shall not apply in the case of any failure to perform or observe any covenant which has been the subject of a prior failure within the preceding 180 days or which is a willful and knowing breach by Borrower.

         7.2 REMEDIES UPON DEFAULT. Upon the occurrence and during the continuance of an Event of Default, Lender shall be entitled to, at its option, exercise any or all of the rights and remedies available to a secured party under the Uniform Commercial Code or any other applicable law, and exercise any or all of its rights and remedies provided for in this Agreement and in any other Loan Document. The obligations of Borrower under this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any Obligations is rescinded or must otherwise be returned by Lender upon, on account of, or in connection with, the insolvency, bankruptcy or reorganization of Borrower or otherwise, all as though such payment had not been made.

         7.3 SALE OF COLLATERAL. Upon the occurrence and during the continuance of an Event of Default, Lender may sell all or any part of the Collateral, at public or private sales, to itself, a wholesaler, retailer or investor, for cash, upon credit or for future delivery, and at such price or prices as Lender may deem commercially reasonable. To the extent permitted by law, Borrower hereby specifically waives all rights of redemption and any rights of stay or appraisal which it has or may have under any applicable law in effect from time to time. Any such public or private sales shall be held at such times and at such place(s) as Lender may determine. In case of the sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by Lender until the selling price is paid by the purchaser, but Lender shall not incur any liability in case of the failure of such purchaser to pay for the Collateral and, in case of any such failure, such Collateral may be resold. Lender may, instead of exercising its power of sale, proceed to enforce its security interest in the Collateral by seeking a judgment or decree of a court of competent jurisdiction.

         7.4 BORROWER'S OBLIGATIONS UPON DEFAULT. Upon the request of Lender after the occurrence and during the continuance of an Event of Default, Borrower will:

         (a) Assemble and make available to Lender the Collateral at such place(s) as Lender shall reasonably designate, segregating all Collateral so that each item is capable of identification; and

         (b) Subject to the rights of any lessor, permit Lender, by Lender's officers, employees, agents and representatives, to enter any premises where any Collateral is located, to take possession of the Collateral, to complete the processing, manufacture or repair of any Collateral, and to remove the Collateral, or to conduct any public or private sale of the Collateral, all without any liability of Lender for rent or other compensation for the use of Borrower's premises.

ARTICLE 8 - SPECIAL COLLATERAL PROVISIONS

         8.1 PERFORMANCE OF BORROWER'S OBLIGATIONS. Without having any obligation to do so, upon reasonable prior notice to Borrower, Lender may perform or pay any obligation which Borrower has agreed to perform or pay under this Agreement, including, without limitation, the payment or discharge of taxes or Liens levied or placed on or threatened against the Collateral. In so performing or paying, Lender shall determine the action to be taken and the amount necessary to discharge such obligations. Borrower shall reimburse Lender on demand for any amounts paid by Lender pursuant to this Section, which amounts shall constitute Obligations secured by the Collateral and, if not paid within three (3) Business Days of the receipt of the presentation of invoices, shall bear interest at the Default Rate.

         8.2 POWER OF ATTORNEY. For the purpose of protecting and preserving the Collateral and Lender's rights under this Agreement, Borrower hereby irrevocably appoints Lender, with full power of substitution, as its attorney-in-fact with full power and authority, after the occurrence and during the continuance of an Event of Default, to do any act which Borrower is obligated to do hereunder; to exercise such rights with respect to the Collateral as Borrower might exercise; to use such Equipment, Fixtures or other property as Borrower might use; to enter Borrower's premises; to give notice of Lender's security interest in, and to collect the Collateral; and to execute and file in Borrower's name any financing statements, amendments and continuation statements necessary or desirable to perfect or continue the perfection of Lender's security interests in the Collateral. Borrower hereby ratifies all that Lender shall lawfully do or cause to be done by virtue of this appointment.

         8.3 AUTHORIZATION FOR LENDER TO TAKE CERTAIN ACTION. The power of attorney created in Section 8.2 is a power coupled with an interest and shall be irrevocable. The powers conferred on Lender hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon Lender to exercise such powers. Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and in no event shall Lender or any of its directors, officers, employees, agents or representatives be responsible to Borrower for any act or failure to act, except for gross negligence or willful misconduct. After the occurrence and during the continuance of an Event of Default, Lender may exercise this power of attorney without notice to or assent of Borrower, in the name of Borrower, or in Lender's own name, from time to time in Lender's sole discretion and at Borrower's expense. To further carry out the terms of this Agreement, after the occurrence and during the continuance of an Event of Default, Lender may:

         (a) Execute any statements or documents or take possession of, and endorse and collect and receive delivery or payment of, any checks, drafts, notes, acceptances or other instruments and documents constituting Collateral, or constituting the payment of amounts due and to become due or any performance to be rendered with respect to the Collateral.

         (b) Sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts; drafts, certificates and statements under any commercial or standby letter of credit relating to Collateral; or any other documents relating to the Collateral, including without limitation the Records.

         (c) Use or operate Collateral or any other property of Borrower for the purpose of preserving or liquidating Collateral.

         (d) File any claim or take any other action or proceeding in any court of law or equity or as otherwise deemed appropriate by Lender for the purpose of collecting any and all monies due or securing any performance to be rendered with respect to the Collateral.

         (e) Commence, prosecute or defend any suits, actions or proceedings or as otherwise deemed appropriate by Lender for the purpose of protecting or collecting the Collateral.

         (f) Prepare, adjust, execute, deliver and receive payment under insurance claims, and collect and receive payment of and endorse any instrument in payment of loss or returned premiums or any other insurance refund or return, and apply such amounts at Lender's sole discretion, toward repayment of the Obligations or replacement of the Collateral.

         8.4 APPLICATION OF PROCEEDS. Any Proceeds and other monies or property received by Lender pursuant to the terms of this Agreement or any Loan Document may be applied by Lender first to the payment of expenses of collection, including without limitation reasonable attorneys' fees, and then to the payment of the Obligations in such order of application as Lender may elect.

         8.5 DEFICIENCY. If the Proceeds of any disposition of the Collateral are insufficient to cover all costs and expenses of such sale and the payment in full of all the Obligations, plus all other sums required to be expended or distributed by Lender, then Borrower shall be liable for any such deficiency.

         8.6 LENDER TRANSFER. Upon the transfer of all or any part of the Obligations, Lender may transfer all or part of its security interest in the Collateral and shall be fully discharged thereafter from all liability and responsibility with respect to such interests in the Collateral so transferred, and the transferee shall be vested with all the rights and powers of Lender hereunder with respect to such Collateral so transferred, but with respect to any interests in the Collateral not so transferred, Lender shall retain all rights and powers hereby given.

         8.7 LENDER'S DUTIES.

         (a) Lender shall use reasonable care in the custody and preservation of any Collateral in its possession. Without limitation on other conduct which may be considered the exercise of reasonable care, Lender shall be deemed to have exercised reasonable care in the custody and preservation of such Collateral if such Collateral is accorded treatment substantially equal to that which Lender accords its own property, it being understood that Lender shall not have any responsibility for ascertaining or taking action with respect to declining value or other matters relative to any Collateral, regardless of whether Lender has or is deemed to have knowledge of such matters; or taking any necessary steps to preserve any rights against any Person with respect to any Collateral. Under no circumstances shall Lender be responsible for any injury or loss to the Collateral, or any part thereof, arising from any cause beyond the reasonable control of Lender.

         (b) Lender may at any time deliver the Collateral or any part thereof to Borrower and the receipt of Borrower shall be a complete and full acquittance for the Collateral so delivered, and Lender shall thereafter be discharged from any liability or responsibility therefor.

         (c) Neither Lender, nor any of its directors, officers, employees, agents, attorneys or any other person affiliated with or representing Lender shall be liable for any claims, demands, losses or damages, of any kind whatsoever, made, claimed, incurred or suffered by Borrower or any other party through the ordinary negligence of Lender, or any of its directors, officers, employees, agents, attorneys or any other person affiliated with or representing Lender.

         8.8 TERMINATION OF SECURITY INTERESTS. Upon the payment in full of the Obligations and satisfaction of all Borrower's obligations under this Agreement and the other Loan Documents (other than Obligations under the Warrant), and if Lender has no further obligations under its Commitment, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Borrower. Upon any such termination, the Lender shall, at Borrower's expense, execute and deliver to Borrower such documents as Borrower shall reasonably request to evidence such termination.

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

ARTICLE 9 - GENERAL PROVISIONS

         9.1 NOTICES. Any notice given by any party under any Loan Document shall be in writing and personally delivered, sent by overnight courier, or United States mail, postage prepaid, or sent by facsimile, or other authenticated message, charges prepaid, to the other party's or parties' addresses shown on the Supplement. Each party may change the address or facsimile number to which notices, requests and other communications are to be sent by giving written notice of such change to each other party. Notice given by hand delivery shall be deemed received on the date delivered; if sent by overnight courier, on the next business day after delivery to the courier service; if by first class mail, on the third business day after deposit in the U.S. Mail; and if by facsimile, on the date of transmission.

         9.2 BINDING EFFECT. The Loan Documents shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns; provided, however, that Borrower may not assign or transfer Borrower's rights or obligations under any Loan Document without Lender's prior written consent. Lender reserves the right to sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in, Lender's rights and obligations under the Loan Documents. In connection with any of the foregoing, Lender may disclose all documents and information which Lender now or hereafter may have relating to the Loans, Borrower, or its business; provided that any person who receives such information shall have agreed in writing in advance to maintain the confidentiality of such information on terms reasonably acceptable to Borrower. Borrower acknowledges that Lender may grant a security interest in Lender's rights under this Agreement and the other Loan Documents in connection with Lender's own financing arrangements. Borrower agrees not to assert against any such collateral assignee of Lender any counterclaim, offset or dispute Borrower may have against Lender. It is the intention of the parties that, as a "venture capital operating company," Venture Lending & Leasing III, LLC ("LLC"), the parent and sole owner of Venture Lending & Leasing III, Inc., shall have the benefit of, and the power to independently exercise, those "management rights" provided in Section 5.3. To that end, the references to Lender in Sections 4.2(f), 5.1, 5.2, 5.3 and 5.9(a) hereof shall include LLC, and LLC shall have the right to exercise the advisory, inspection, information and other rights given to lender under those Sections independently of Lender. No amendment or modification of this Agreement shall alter or diminish LLC's rights under the preceding sentence without the consent of LLC.

         9.3 NO WAIVER. Any waiver, consent or approval by Lender of any Event of Default or breach of any provision, condition, or covenant of any Loan Document must be in writing and shall be effective only to the extent set forth in writing. No waiver of any breach or default shall be deemed a waiver of any later breach or default of the same or any other provision of any Loan Document. No failure or delay on the part of Lender in exercising any power, right, or privilege under any Loan Document shall operate as a waiver thereof, and no single or partial exercise of any such power, right, or privilege shall preclude any further exercise thereof or the exercise of any other power, right or privilege. Lender has the right at its sole option to continue to accept interest and/or principal payments due under the Loan Documents after default, and such acceptance shall not constitute a waiver of said default or an extension of the Maturity Date unless Lender agrees otherwise in writing.

         9.4 RIGHTS CUMULATIVE. All rights and remedies existing under the Loan Documents are cumulative to, and not exclusive of, any other rights or remedies available under contract or applicable law.

         9.5 UNENFORCEABLE PROVISIONS. Any provision of any Loan Document executed by Borrower which is prohibited or unenforceable in any jurisdiction, shall be so only as to such jurisdiction and only to the extent of such prohibition or unenforceability, but all the remaining provisions of any such Loan Document shall remain valid and enforceable.

         9.6 ACCOUNTING TERMS. Except as otherwise provided in this Agreement, accounting terms and financial covenants and information shall be determined and prepared in accordance with GAAP.

         9.7 INDEMNIFICATION; EXCULPATION. Borrower shall pay and protect, defend and indemnify Lender and Lender's employees, officers, directors, shareholders, affiliates, correspondents, agents and representatives (other than Lender, collectively "Agents") against, and hold Lender and each such Agent harmless from, all claims, actions, proceedings, liabilities, damages, losses, reasonable expenses (including, without limitation, reasonable attorneys' fees and costs) and other amounts incurred by Lender and each such Agent, arising from (i) the matters contemplated by this Agreement or any other Loan Documents or (ii) any contention that Borrower has failed to comply with any law, rule, regulation, order or directive applicable to Borrower's business;

PROVIDED, HOWEVER, that this indemnification shall not apply to any of the foregoing incurred solely as the result of Lender's or any Agent's gross negligence or willful misconduct. This indemnification shall survive the payment and satisfaction of all of Borrower's Obligations to Lender.

         9.8 REIMBURSEMENT. Borrower shall reimburse Lender for all reasonable costs and expenses, including without limitation reasonable attorneys' fees and disbursements expended or incurred by Lender in any arbitration, mediation, judicial reference, legal action or otherwise in connection with (a) the preparation and negotiation of the Loan Documents, (b) the amendment and enforcement of the Loan Documents, including without limitation during any workout, attempted workout, and/or in connection with the rendering of legal advice as to Lender's rights, remedies and obligations under the Loan Documents,
(c) collecting any sum which becomes due Lender under any Loan Document, (d) any proceeding for declaratory relief, any counterclaim to any proceeding, or any appeal, or (e) the protection, preservation or enforcement of any rights of Lender. For the purposes of this section, attorneys' fees shall include, without limitation, fees incurred in connection with the following: (1) contempt proceedings; (2) discovery; (3) any motion, proceeding or other activity of any kind in connection with an Insolvency Proceeding; (4) garnishment, levy, and debtor and third party examinations; and (5) postjudgment motions and proceedings of any kind, including without limitation any activity taken to collect or enforce any judgment. All of the foregoing costs and expenses shall be payable upon demand by Lender, and if not paid within forty-five (45) days of presentation of invoices shall bear interest at the highest applicable Default Rate.

         9.9 EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts which, when taken together, shall constitute but one agreement.

         9.10 ENTIRE AGREEMENT. The Loan Documents are intended by the parties as the final expression of their agreement and therefore contain the entire agreement between the parties and supersede all prior understandings or agreements concerning the subject matter hereof. This Agreement may be amended only in a writing signed by Borrower and Lender.

         9.11 GOVERNING LAW AND JURISDICTION.

         (a) THIS AGREEMENT AND THE LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA.

         (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF BORROWER AND LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF BORROWER AND LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. BORROWER AND LENDER EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY CALIFORNIA LAW.

         9.12 WAIVER OF JURY TRIAL. BORROWER AND LENDER EACH WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. BORROWER AND LENDER EACH AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER

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

PROCEEDING WHICH SEEMS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

ARTICLE 10 - DEFINITIONS

         The definitions appearing in this Agreement or any Supplement shall be applicable to both the singular and plural forms of the defined terms:

"ACCOUNT" means any "account," as such term is defined in the UCC, now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest and, in any event, shall include, without limitation, all accounts receivable, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper, Documents or Instruments) now owned or hereafter received or acquired by or belonging or owing to Borrower (including, without limitation, under any trade name, style or division thereof) whether arising out of goods sold or services rendered by Borrower or from any other transaction, whether or not the same involves the sale of goods or services by Borrower (including, without limitation, any such obligation that may be characterized as an account or contract right under the UCC) and all of Borrower's rights in, to and under all purchase orders or receipts now owned or hereafter acquired by it for goods or services, and all of Borrower's rights to any goods represented by any of the foregoing (including, without limitation, unpaid seller's rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), and all monies due or to become due to Borrower under all purchase orders and contracts for the sale of goods or the performance of services or both by Borrower or in connection with any other transaction (whether or not yet earned by performance on the part of Borrower), now in existence or hereafter occurring, including, without limitation, the right to receive the proceeds of said purchase orders and contracts, and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

"AFFILIATE" means any Person which directly or indirectly controls, is controlled by, or is under common control with Borrower. "Control," "controlled by" and "under common control with" mean direct or indirect possession of the power to direct or cause the direction of management or policies (whether through ownership of voting securities, by contract or otherwise); provided, that control shall be conclusively presumed when any Person or affiliated group directly or indirectly owns ten percent (10%) or more of the securities having ordinary voting power for the election of directors of a corporation.

"AGREEMENT" means this Loan and Security Agreement and each Supplement thereto, as each may be amended or supplemented from time to time.

"BANKRUPTCY CODE" means the Federal Bankruptcy Reform Act of 1978 (11 U.S.C. Section 101, et seq.), as amended.

"BASIC INTEREST" means the fixed rate of interest payable on the outstanding balance of each Loan at the applicable Designated Rate.

"BORROWING DATE" means the Business Day on which the proceeds of a Loan are disbursed by Lender.

"BORROWING REQUEST" means a written request from Borrower in substantially the form of Exhibit "B" to the Supplement, requesting the funding of one or more Loans on a particular Borrowing Date.

"BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which commercial banks in New York City or San Francisco are authorized or required by law to close.

"CHATTEL PAPER" means any "chattel paper," as such term is defined in the UCC, now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest.

"CLOSING DATE" means the date of this Agreement.

"COLLATERAL" means all of Borrower's right, title and interest in and to Equipment and Soft Costs, whether now or hereafter owned or acquired by Borrower and wherever located; and whether held by Borrower or in the possession of any third party, and all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing.

"COMMITMENT" means the obligation of Lender to make Loans to Borrower up to the aggregate principal amount set forth in the Supplement.

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

"DEFAULT" means an event which with the giving of notice, passage of time, or both would constitute an Event of Default.

"DEFAULT RATE" is defined in Section 2.7.

"DESIGNATED RATE" means the rate of interest per annum described in the Supplement as being applicable to an outstanding Loan from time to time.

"ENVIRONMENTAL LAWS" means all federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any governmental authorities, in each case relating to environmental, health, or safety matters.

"EQUIPMENT" means each item of "equipment" and "goods," as such terms are defined in the UCC, described on Schedule 1 attached to the Supplement and incorporated herein by this reference (as such Schedule 1 may be amended or supplemented from time to time), now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest, and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto; and all proceeds of the foregoing arising from the sale, lease, use of other disposition of all or any portion of such property, including all rights to payments with respect to insurance or condemnation of the foregoing, and any cause of action relating to any of the foregoing.

"EVENT OF DEFAULT" means any event described in Section 7.1.

"GAAP" means generally accepted accounting principles and practices consistent with those principles and practices promulgated or adopted by the Financial Accounting Standards Board and the Board of the American Institute of Certified Public Accountants, their respective predecessors and successors. Each accounting term used but not otherwise expressly defined herein shall have the meaning given it by GAAP.

"INDEBTEDNESS" of any Person means at any date, without duplication and without regard to whether matured or unmatured, absolute or contingent: (i) all obligations of such Person for borrowed money; (ii) all obligations of such Person evidenced by bonds, debentures, notes, or other similar instruments;
(iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business; (iv) all obligations of such Person as lessee under capital leases; (v) all obligations of such Person to reimburse or prepay any bank or other Person in respect of amounts paid under a letter of credit, banker's acceptance, or similar instrument, whether drawn or undrawn; (vi) all obligations of such Person to purchase securities which arise out of or in connection with the sale of the same or substantially similar securities; (vii) all obligations of such Person to purchase, redeem, exchange, convert or otherwise acquire for value any capital stock of such Person or any warrants, rights or options to acquire such capital stock, now or hereafter outstanding, except to the extent that such obligations remain performable solely at the option of such Person; (viii) all obligations to repurchase assets previously sold (including any obligation to repurchase any accounts or chattel paper under any factoring, receivables purchase, or similar arrangement); (ix) obligations of such Person under interest rate swap, cap, collar or similar hedging arrangements; and (x) all obligations of others of any type described in clause
(i) through clause (ix) above guaranteed by such Person.

"INSOLVENCY PROCEEDING" means (a) any case, action or proceeding before any court or other governmental authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors, undertaken under U.S. Federal, state or foreign law, including the Bankruptcy Code.

"INSTRUMENTS" means any "instrument," as such term is defined in the UCC, now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest.

"INVENTORY" means any "inventory," as such term is defined in the UCC, wherever located, now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest, and, in any event, shall include, without limitation, all inventory, goods and other personal property that are held by or on behalf of Borrower for sale or lease or are furnished or are to be furnished under a contract of service or that constitute raw materials, work in process or materials used or consumed or to be used or consumed in Borrower's business, or the processing, packaging, promotion, delivery or shipping of the same, and all finished goods, whether or not the same is in transit or in the constructive, actual or exclusive possession of Borrower or is held by others for Borrower's account, including, without limitation, all goods covered by purchase orders and contracts with suppliers and all goods billed and held by suppliers and all such property first may be in the possession or custody of any carriers, forwarding agents, truckers, warehousemen, vendors, selling agents or other Persons.

"LIEN" means any mortgage, deed of trust, pledge, hypothecation, assignment for security, security interest, encumbrance, levy, lien or charge of any kind, whether voluntarily incurred or arising by operation of law or otherwise, against any property, any conditional sale or other title retention agreement, any lease in the nature of a security interest, and the filing of any financing statement (other than a precautionary financing statement with respect to a lease that is not in the nature of a security interest) under the UCC or comparable law of any jurisdiction.

"LOAN" means an extension of credit by Lender under this Agreement.

"LOAN DOCUMENTS" means, individually and collectively, this Loan and Security Agreement, each Supplement, each Note, and any other security or pledge agreement(s) referred to in this Loan and Security Agreement, any Warrants issued by Borrower to Lender in connection with this Agreement, and all other contracts, instruments, addenda and documents executed in connection with this Agreement or the extensions of credit which are the subject of this Agreement.

"MATERIAL ADVERSE EFFECT" or "MATERIAL ADVERSE CHANGE" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, or financial condition of Borrower; (b) a material impairment of the ability of Borrower to perform under any Loan Document; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against Borrower of any Loan Document.

"MATURITY DATE" means, with regard to a Loan, the earlier of (i) its maturity by reason of acceleration, or (ii) its stated maturity date; and is the date on which payment of all outstanding principal, accrued interest, and the Terminal Payment with respect to such Loan is due.

"NOTE" means a promissory note substantially in the form attached to the Supplement as Exhibit "A", executed by Borrower evidencing each Loan.

"OBLIGATIONS" means all debts, obligations and liabilities of Borrower to Lender currently existing or now or hereafter made, incurred or created under, pursuant to or in connection with this Agreement or any other Loan Document, whether voluntary or involuntary and however arising or evidenced, whether direct or acquired by Lender by assignment or succession, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Borrower may be liable individually or jointly, or whether recovery upon such debt may be or become barred by any statute of limitations or otherwise unenforceable; and all renewals, extensions and modifications thereof; and all attorneys' fees and costs incurred by Lender in connection with the collection and enforcement thereof as provided for in any Loan Document.

"PERMITTED LIEN" means

         (a) involuntary Liens which, in the aggregate, would not have a Material Adverse Effect and which in any event would not exceed, in the aggregate, the Threshold Amount;

         (b) Liens for current taxes or other governmental or regulatory assessments which are not delinquent, or which are contested in good faith by the appropriate procedures and for which appropriate reserves are maintained;

         (c) Liens in favor of Lender;

         (d) bankers' liens, rights of setoff and similar Liens incurred on deposits made in the ordinary course of business;

         (e) materialmen's, mechanics', repairmen's, employees' or other like Liens arising in the ordinary course of business and which are not delinquent for more than 45 days or are being contested in good faith by appropriate proceedings; and

         (f) any judgment, attachment or similar Lien, unless the judgment it secures has not been discharged or execution thereof effectively stayed and bonded against pending appeal within 30 days of the entry thereof.

"PERSON" means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, other entity or government (whether federal, state, county, city, municipal, local, foreign, or otherwise, including any instrumentality, division, agency, body or department thereof).

"PROCEEDS" means "proceeds," as such term is defined in the UCC and, in any event, shall include, without limitation, (a) any and all Accounts, Chattel Paper, Instruments, cash or other forms of money or currency or other proceeds payable to Borrower from time to time in respect of the Collateral, (b) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Borrower from time to time with respect to any of the Collateral, (c) any and all payments (in any form whatsoever) made or due and payable to Borrower from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any Person acting under color of governmental authority), (d) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

"QUALIFIED PUBLIC OFFERING" means the closing of a firmly underwritten public offering of Borrower's common stock with aggregate proceeds of not less than $20,000,000 (prior to underwriting expenses and commissions).

"RECORDS" means all Borrower's computer programs, software, hardware, source codes and data processing information, all written documents, books, invoices, ledger sheets, financial information and statements, and all other writings concerning Equipment and other Collateral.

"RELATED PERSON" means any Affiliate of Borrower, or any officer, employee, director or equity security holder of Borrower or any Affiliate.

"SOFT COSTS" has the meaning specified in the Supplement.

"TERMINAL PAYMENT" means, with respect to each Equipment Loan, an amount payable on the Maturity Date of such Loan in an amount equal to that percentage of the original principal amount of such Loan specified in the Supplement.

"TERMINATION DATE" has the meaning specified in the Supplement.

"THRESHOLD AMOUNT" has the meaning specified in the Supplement.

"UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of California; provided, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, Lender's Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of California, the term "UCC" shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions. Unless otherwise defined herein, terms that are defined in the UCC and used herein shall have the meanings given to them in the UCC.

       Remainder of page intentionally left blank; signature pages follow

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

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

BORROWER:

CANCERVAX CORPORATION

By: /s/ David F. Hale
    ----------------------
Name:   DAVID F. HALE
Title:  PRESIDENT/CEO

LENDER:

VENTURE LENDING & LEASING III, INC.

By: /s/ Ron Swenson
    ---------------------
Name:   Ron Swenson
Title:  CEO

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